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                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM EUROLAND GROWTH FUND

                          Supplement dated May 22, 2002
                      to the Prospectus dated May 1, 2002,
                           as supplemented May 1, 2002

The Board of Trustees of AIM Growth Series ("AGS") unanimously approved, on May 15, 2002, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Euroland Growth Fund ("Euroland Growth Fund"), a series of AGS, would transfer substantially all of its assets to AIM European Development Fund ("European Development Fund") (to be known as AIM European Growth Fund effective July 1,
2002), a series of AIM International Funds, Inc. As a result of the transaction, shareholders of Euroland Growth Fund would receive shares of European Development Fund in exchange for their shares of Euroland Growth Fund, and Euroland Growth Fund would cease operations.

The investment objective of European Development Fund is the same as the investment objective of Euroland Growth Fund - long-term growth of capital. Euroland Growth Fund seeks to meet its investment objective by investing primarily in equity securities of issuers domiciled in countries that are members of the European Economic and Monetary Union while European Development Fund invests in equity securities of European companies.

The Plan requires approval of Euroland Growth Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in September 2002. If the Plan is approved by shareholders of Euroland Growth Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

Effective on or about August 1, 2002, Euroland Growth Fund will be closed to new investors.